EXHIBIT 10.4

                             GUARANTY BY CORPORATION

                AGREEMENT made this 31st day of August, 2005, by IntriCon Corporation, a Pennsylvania corporation (herein called "Guarantor"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein with its participants, successors and assigns called "Lender").

                For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender from time to time to make one or more loans or extend other financial accommodations at the discretion of Lender to Resistance Technology, Inc., a Minnesota corporation and RTI Electronics, Inc., a Delaware corporation (herein collectively called "Borrower"), Guarantor hereby guarantees and agrees as follows:

                Guarantor hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due (whether on demand or at a stated maturity or earlier by reason of acceleration or otherwise) of any and all present and future debts, liabilities and obligations owed to Lender by Borrower; and Guarantor represents, warrants and agrees that:

                1. The debts, liabilities and obligations guaranteed hereby (collectively referred to herein as the "Indebtedness") shall include, but shall not be limited to, debts, liabilities and obligations of Borrower arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with Borrower or for Borrower's account or out of any other business transaction, or event, owed to Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving Lender or acquired by Lender from another by purchase or assignment or as collateral security, whether owed by Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, joint, several or joint and several, secured or unsecured, due or not due, liquidated or unliquidated, arising by agreement or imposed by law or otherwise.

                2. Guarantor represents and warrants to Lender that (i) Guarantor is a corporation duly organized and existing in good standing under the laws of the state set forth above, has the corporate power to own its property and to carry on its business as now conducted, and is duly qualified to do business in all states where such qualification is required; (ii) Guarantor has full power and authority to execute, deliver and perform this Agreement;
(iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the directors and shareholders of Guarantor and do not and will not violate the provisions of, or constitute a default under, any provision of law or the articles of incorporation or by-laws of Guarantor or any agreement binding on Guarantor or on Borrower; (iv) this Agreement has been duly executed and delivered by authorized officers of Guarantor and constitutes a lawful, valid and binding obligation of Guarantor, legally enforceable against it in accordance with its terms; (v) no litigation, tax claims or governmental proceedings are pending or have been threatened against Guarantor, and no judgment or order of any court or administrative agency is outstanding against Guarantor; and (vi) the authorization, execution, delivery and performance of this Agreement will not be subject to the jurisdiction, approval or consent of any federal, state or local regulatory body or administrative agency.

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                3. No act or thing need occur to establish the liability of
Guarantor hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate Guarantor or modify, reduce, limit or release its liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon Guarantor, whether or not all Indebtedness is paid in full, until this guaranty is revoked prospectively as to future transactions, by written notice actually received by Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by Lender, or as to any renewals, extensions and refinancings thereof. Any dissolution, adjudication of bankruptcy or disability or incapacity of Guarantor shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only prospectively, as to future transactions, as herein set forth.

                4. Guarantor further represents and warrants to Lender that Guarantor is affiliated with Borrower and has a direct and substantial economic interest in Borrower and has received and expects to continue receiving substantial benefits therefrom and from any loan, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of Indebtedness, and that this Guaranty is made and delivered for a corporate purpose. Guarantor agrees promptly to notify Lender in writing and revoke this Guaranty prospectively (as to future Indebtedness not outstanding or committed for) in accordance with paragraph 3 if at any time, in the opinion of Guarantor's directors or management, Guarantor is not receiving corporate benefits sufficient to warrant the continuance of this guaranty as to future Indebtedness of Borrower. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with paragraph 3, the Lender may rely conclusively on a warranty, hereby made, that Guarantor is continuing to be benefited by this Guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Lender without regard to the existence, nature or value of any such benefits.

                5. If Guarantor shall be dissolved, shall be or become insolvent, or shall initiate or have initiated against Guarantor any act, process or proceeding under the United States Bankruptcy Code or any other bankruptcy, insolvency or reorganization law or otherwise for the modification or adjustment of the rights of creditors, then Guarantor will forthwith pay to Lender the full amount of all Indebtedness then outstanding, whether or not any Indebtedness is then due and payable.

                6. Notwithstanding the aggregate amount of Indebtedness which may from time to time be outstanding, Guarantor shall be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount without affecting or impairing the liability of Guarantor hereunder, and Lender may pay (or allow for the payment of) the excess out of any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except Guarantor), from its properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the liability of Guarantor hereunder. If the liability of Guarantor is limited to a stated amount pursuant to this paragraph, any payment made by Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by Lender, advising Lender that such payment is made under this Guaranty for such purpose. In no event shall Lender be obligated to return, account for, or incur a liability as a result of, any monies, collateral or other assets of Guarantor received by Lender under this Guaranty.

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                7. Guarantor shall not have and waives any right to subrogation to any of the rights of Lender against Borrower, any other guarantor, maker or endorser, and waives its rights to any reimbursement, contribution, recourse and indemnity therefrom; waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, any other guarantor, maker or endorser; and waives any benefit of, and any other right to participate in, any collateral security for the Indebtedness or any guarantee of the Indebtedness now or hereafter held by Lender, unless and until all Indebtedness shall have been fully paid and discharged.

                8. If any payment received and applied by Lender to Indebtedness is thereafter set aside, recovered, or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or such other person), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had not been made.

                9. Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for Borrower. Whether or not any existing relationship between Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked in accordance with paragraph 3, Lender may enter into transactions resulting in the creation or continuance of Indebtedness and may otherwise agree, consent to, or suffer the creation or continuance of any Indebtedness, without any consent or approval by Guarantor and without any prior or subsequent notice to Guarantor. The liability of Guarantor shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or other disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon Indebtedness. Guarantor waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor, dependent on its character as such.

                10. Guarantor waives any and all defenses, claims, setoffs and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, Guarantor will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be

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available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction, and Guarantor expressly agrees that Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, Borrower or any of its assets. Guarantor will not assert against Lender any claim, defense or setoff available to Guarantor against Borrower.

                11. Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

                12. Guarantor will pay or reimburse Lender for all costs and expenses (including attorneys' fees and legal expenses) incurred by Lender in connection with the collection of any Indebtedness or the enforcement of this Guaranty.

                13. This Guaranty shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of Lender and its participants, successors and assigns. Except to the extent otherwise required by law, this Guaranty and the transaction evidenced hereby shall be governed by the substantive laws of the State of Minnesota. If any provision or application of this Guaranty is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Guaranty shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Guaranty or in any other agreement between Guarantor and Lender shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Indebtedness. This Guaranty may not be waived, modified, invalidated, terminated or released or otherwise changed except by a writing signed by Lender. This Guaranty shall be effective whether or not accepted in writing by Lender, and Guarantor waives notice of the acceptance of this Guaranty by Lender.

                14. GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN HENNEPIN COUNTY, MINNESOTA AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATED TO THIS AGREEMENT, THE INDEBTEDNESS, ANY OTHER AGREEMENTS OR DOCUMENTS, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING.

                15. GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE INDEBTEDNESS OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN GUARANTOR AND LENDER.

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                16. This Guaranty is secured by a Security Agreement dated of even date herewith.


                IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.


                                  INTRICON CORPORATION


                                  By:  /s/Mark S. Gorder
                                       -----------------------------------------
                                       President


                                  By:  /s/William J. Kullback
                                       -----------------------------------------
                                       Secretary


                                  Federal Identification Number:________________

                                  Organizational Number: 323408


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